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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 8, 1999


                       CHROMAVISION MEDICAL SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     0-22677                 75-2649072
       (State or Other                (Commission              (IRS Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)



  33171 Paseo Cerveza, San Juan Capistrano, California                92675
  (Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (949) 443-3355

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

               On March 8, 1999, ChromaVision Medical Systems, Inc. ("ChromaVision") announced the adoption of a stockholder rights plan. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto.

Item 7.   Exhibits.

               4.1. Summary of the Rights issued pursuant to the Rights
Agreement.

               4.2. Rights Agreement, dated as of February 10, 1999, between ChromaVision and Harris Trust Company of California, as Rights Agent.

               4.3. Certificate of Designations of Series C Preferred Stock.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 1999                   CHROMAVISION MEDICAL SYSTEMS INC.


                                       By:    /s/ DOUGLAS S. HARRINGTON, M.D.
                                              ---------------------------------
                                       Name:  Douglas S. Harrington, M.D.
                                       Its:   Chief Executive Officer
                                              (Duly Authorized Officer of the
                                              Registrant)




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                                  EXHIBIT INDEX


  Exhibit                                                                  Sequentially
  Number              Description                                         Numbered Page*
  -------             -----------                                         --------------
   4.1                Summary of the Rights issued pursuant to the
                      Rights Agreement

   4.2                Rights Agreement, dated as of February 10,
                      1999, between ChromaVision and
                      Harris Trust Company of California, as
                      Rights Agent

   4.3                Certificate of Designations of Series C Preferred
                      Stock


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*Contained only in manually executed version



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